UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) June 20, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)


  401 Wilshire Boulevard, Santa Monica, California,     90401-1490
      (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000





                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of May 31, 2002 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of May 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of May 31, 2002 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of May 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FIRSTFED FINANCIAL CORP.



Dated: June 20, 2002                      By:/s/ Douglas J.Goddard
                                          Douglas J. Goddard
                                          Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of May 31, 2002          4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of May 31, 2002                             5

                   First Federal Bank of California, fsb
                        MONTHLY REPORT OF OPERATIONS
                    Unconsolidated Financial Highlights
                                 Unaudited
                           (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month    5 months    5 months
                        ended      ended      ended      ended       ended
                        May 31,  April 30,    May 31,   May 31,      May 31,
                         2002       2002       2001      2002         2001

AVERAGE INVESTMENTS  $  188,608 $  154,683 $  198,195 $   205,240 $  195,653

LOANS:
Total loans and
  mortgage-backed
  securities          4,103,967  4,146,400  4,216,110   4,103,967  4,216,110

Loans
 originated/purchased:
  Single family loans    39,654     48,357    105,452     247,330    503,796
  Multi-family loans     41,226     50,134     29,490     210,732    133,655
  Commercial real
   estate loans           5,603      9,471     17,386      31,047     23,689
  Other                   3,319      3,139      4,149      11,324     20,415
                       ---------  ---------  ---------  ----------  ---------
                     $   89,802  $ 111,101  $ 156,477  $  500,433  $ 681,555
                       =========  =========  =========  ==========  =========

Loans sold           $    5,277 $    6,977 $    5,946 $    30,438 $   23,588

Average rate on loans
 originated/purchased      5.92%      5.91%      7.20%       6.20%      7.33%
Percentage of
 portfolio in
 adjustable rate loans    69.97%     69.90%     84.02%      69.97%     84.02%
Non-performing assets
 to total assets           0.15%      0.16%      0.28%       0.15%      0.28%

BORROWINGS:
Federal Home Loan
 Bank Advances        $1,352,000 $1,392,000 $1,654,000 $1,352,000 $1,654,000
Reverse repurchase
 agreements            $ 176,131 $  158,226 $  264,640 $  176,131 $  264,640

DEPOSITS:
Retail deposits       $2,153,930 $2,131,786 $1,793,201 $2,153,930 $1,793,201
Wholesale deposits       355,376    392,024    497,412    355,376    497,412
                       ---------  ---------  ---------  ---------  ---------
                      $2,509,306 $2,523,810 $2,290,613 $2,509,306 $2,290,613
                       =========  =========  =========  =========  =========
Net increase/
 (decrease)           $ (14,504) $  (64,904)$   39,834 $  (43,701)$  121,862


AVERAGE INTEREST
RATES:
Yield on loans            6.10%      6.20%      8.03%       6.32%      8.15%
Yield on investments      3.93%      4.44%      5.33%       3.09%      5.65%
Yield on earning assets   6.00%      6.13%      7.91%       6.17%      8.04%
Cost of deposits          2.56%      2.54%      4.44%       2.70%      4.71%
Cost of borrowings        4.49%      4.60%      5.89%       4.57%      6.18%
Cost of money             3.30%      3.32%      5.11%       3.44%      5.38%
Earnings spread           2.70%      2.81%      2.80%       2.73%      2.66%
Effective net spread      2.87%      2.98%      2.99%       2.90%      2.87%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                 Bank      Percent
                                 owned       of
                                 balance   total
Property type:
  Single family                $ 1,890,508    48%
  Multi-family                   1,599,955    41%
  Commercial & industrial          397,420    10%
  Construction                      20,010     1%
  Land                                 863     0%
                                  --------  -----
    Total real estate loans    $ 3,908,756   100%
                                  ========  =====
Single family:
  Without prepayment penalty   $ 1,601,289    85%
  With prepayment penalty          289,219    15%
                                  --------  -----
    Total single family loans  $ 1,890,508   100%
                                  ========  =====
Age:
  0 to 10 years                $ 1,367,345    85%
  >10 years                        233,944    15%
                                  --------  -----
    Total                      $ 1,601,289   100%
                                  ========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

   Current      Less                                 Greater          Percent
   interes      than        $252    $275     $500     than              of
  rate range    $252      - $275   -$500    -$1,000  $1,000    Total   total

<5.00%        $  10,576 $  2,659 $ 52,581 $ 45,093 $  6,889 $ 117,798    8.6%
5.00%-5.25%      52,491    7,965   51,248   36,274    9,771   157,749   11.5%
5.25%-5.50%      67,228    8,007   65,985   46,530   31,435   219,185   16.0%
5.50%-5.75%      74,265    8,184   51,882   46,643   50,542   231,516   16.9%
5.75%-6.00%      29,375    5,001   30,015   16,865   18,265    99,521    7.3%
6.00%-6.25%      28,089    2,922   29,306   17,608   14,808    92,733    6.8%
6.25%-6.50%      21,300    1,588   14,314   15,656   23,541    76,399    5.6%
6.50%-6.75%      16,873    1,065   15,684   27,742   23,224    84,588    6.2%
6.75%-7.00%      14,556    1,065   30,667   40,465   19,836   106,589    7.8%
7.00%-7.25%       6,472    1,333   18,339   23,142   26,976    76,262    5.6%
7.25%-7.50%       6,395    1,311   17,725   16,042   13,580    55,053    4.0%
7.50%-7.75%       5,118      527   10,505    1,243    6,160    23,553    1.7%
7.75%-8.00%       4,922      523    7,544    1,767    2,480    17,236    1.3%
8.00%-9.00%       4,557      258    2,791      688       --     8,294    0.6%
>9.00%              869       --       --       --       --       869    0.1%
               --------  -------  -------  -------  ------- ---------  ------
Total         $ 343,086 $ 42,408 $398,586 $335,758 $247,507$1,367,345  100.0%
               ========  =======  =======  =======  ======= =========  ======